THE EXCHANGE CONTEMPLATED HEREIN IS INTENDED TO COMPORT WITH THE REQUIREMENTS OF SECTION 3(a)(9) OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) is entered into October 27, 2011, by and between ●, an Illinois limited liability company (“SGI”), and Kedem Pharmaceuticals Inc. (formerly known as Global Health Ventures Inc.), a Nevada corporation (the “Company”).

A. Pursuant to that certain Securities Purchase Agreement dated March 19, 2010 (the “Purchase Agreement”) between SGI and the Company, SGI acquired that certain Four Million Two Hundred Thousand Dollar ($4,200,000) debenture (the “Debenture”) issued by the Company to SGI.

B. SGI and the Company desire to exchange the Debenture (the “Note Exchange”) for a new secured convertible promissory note having a principal balance of Two Million Five Hundred Seven Thousand Forty-Two Dollars and Sixty-Two Cents ($2,507,042.62), which reflects the sum of all accrued and unpaid interest, penalties, fees, and adjustments owed under the Debenture as of the date hereof minus Twenty-Five Thousand Dollars ($25,000), and substantially in the form attached hereto as Exhibit A (the “Note”) in consideration of the termination of the Debenture.

C. Pursuant to the terms and conditions hereof, SGI and the Company agree to exchange the Debenture for the Note, which Note will be secured by all of the assets of the Company as set forth in that certain Security Agreement of even date herewith (the “Security Agreement”) and is convertible into shares (the “Conversion Shares”) of common stock of the Company, par value $0.0001 per share (the “Common Stock”).

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, the parties hereto agree as follows:

1. Issuance of Note. Contemporaneously with the execution and delivery of this Agreement, the Note Exchange shall occur whereby SGI shall surrender the Debenture and the Company shall issue the Note. SGI and the Company also agree that upon surrender, the Debenture shall be cancelled and the amount owed by the Company to SGI in consideration for the Note Exchange shall hereafter be evidenced by the Note.

2. Closing Date; Deliveries. The closing of the transaction contemplated hereby (the “Closing”) shall take place simultaneously with the execution of each of this Agreement, that certain Forbearance Agreement of even date herewith (the “Forbearance Agreement”), the Note, the Security Agreement, and that certain Judgment by Confession of even date herewith executed by the parties and in conjunction with delivery of the Debenture (or such other date as is mutually agreed to by the Company and SGI) (the “Closing Date”). On the Closing Date, prior to or contemporaneously with the execution and delivery of this Agreement:

(a) SGI shall deliver the Debenture to the Company for cancellation; and

(b) the Company shall issue the Note to SGI.

3. Holding Period, Tacking and Legal Opinion. The Company represents, warrants and agrees that for the purposes of Rule 144 (“Rule 144”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), the holding period of the Note (including the corresponding Conversion Shares) will include the holding period of the Debenture from March 19, 2010, which date is the date that the Debenture was issued. The Company agrees not to take a position contrary to this Section 3 and further acknowledges that the Debenture has not been amended or altered since such date. In addition, the Company covenants that it has not and will not take any action that would otherwise invalidate the availability of the exemption provided by Section 3(a)(9) of the Securities Act for the transaction described herein. The Company agrees to take all action necessary to issue the Note (and any Conversion Shares) without restriction and not containing any restrictive legend without the need for any action by SGI. In furtherance thereof, prior to the Closing and any subsequent Closing between the Company and SGI or upon submission by SGI of a Conversion Notice (as defined in the Note), the Company shall use its best efforts to cause counsel to the Company to provide to SGI an opinion in a form satisfactory to SGI in its sole discretion providing that: (i) the Conversion Shares issuable to SGI upon conversion of the Note may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions; and (ii) the transaction contemplated hereby and all other documents associated with this transaction comport with the requirements of Section 3(a)(9) of the Securities Act. In the alternative, SGI may, in its sole discretion, cause counsel of its own choosing to provide the opinion described in the foregoing sentence at the reasonable expense of the Company. The Company is not currently subject to Rule 144(i). The Note is being issued in substitution of and in exchange for and not in satisfaction of the Debenture. The Note shall not constitute a novation or satisfaction and accord of the Debenture. Without limiting any of the terms, conditions or covenants contained in this Agreement or other documents, if at any time it is determined that any Conversion Shares are not freely tradable without restriction or limitation pursuant to Rule 144, then the Company shall promptly register the resale of all Conversion Shares under the Securities Act by filing a registration statement with the United States Securities and Exchange Commission (the “SEC”) as soon as practicable (but in no event later than 30 days from the date of this Agreement) and using its best efforts to cause such registration statement to be declared effective as soon as practicable. The Company acknowledges and understands that the representations and agreements of the Company in this Section 3 are a material inducement to SGI’s decision to consummate the transaction contemplated herein.

4. SGI’s Representations and Warranties. SGI represents and warrants to the Company that:

(a) Investment Purpose. SGI is acquiring the Note and the Conversion Shares (collectively, the “Securities”) for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, SGI reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities or an available exemption under the Securities Act.

(b) Accredited Investor Status. SGI is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.

(c) Transfer or Resale. SGI understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) SGI shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that any Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) SGI provides the Company with reasonable assurances that such Securities can be sold, assigned or transferred pursuant to Rule 144 in each case following the applicable holding period set forth therein (which assurance may be provided in the form of the opinion to be drafted by the Company’s counsel pursuant to Section 3); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which SGI (or the Person (defined below) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(d) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of SGI and is a valid and binding obligation of SGI enforceable against it in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(e) Brokers. There are no brokerage commissions, finder’s fees or similar fees or commissions payable by SGI in connection with the transaction contemplated hereby based on any agreement, arrangement or understanding with SGI or any action taken by SGI.

5. Representations, Warranties, Covenants of the Company. In addition to the representations and warranties set forth in the Forbearance Agreement and the Security Agreement, which are incorporated herein, the Company hereby makes the representations and warranties set forth below to SGI (in addition to those set forth elsewhere herein):

(a) Organization and Qualification. The Company has been duly organized, validly exists, and is in good standing under the laws of the State of Nevada. The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Company and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The Company’s Board of Directors has duly adopted a resolution, incorporated into a Secretary Certificate attached hereto as Exhibit B, authorizing this Agreement and ratifying its terms.

(b) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Note, and each of the other agreements entered into by the parties hereto in connection with the transaction contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transaction contemplated hereby and thereby, including, without limitation, the issuance of the Securities and the reservation for issuance and the issuance of the Conversion Shares, have been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies, and (v) the Company’s signatory has full corporate or other requisite authority to execute the Transaction Documents and to bind the Company.

(c) Issuance of Securities. The issuance of the Note is duly authorized and the Note is free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description. Upon conversion in accordance with the terms of the Note, the Conversion Shares, when issued, will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description.

(d) No Conflicts. The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

(e) SEC Documents: Financial Statements. None of the Company’s filings with the SEC (collectively, the “SEC Documents”) contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Since March 19, 2010, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension, except for certain current reports on Form 8-K, full details of which have been disclosed to SGI. As of their respective dates, the financial statements of the Company included in the Company’s SEC Documents, as amended, complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to SGI which is not included in the Company’s SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(f) Brokers. The Company has taken no action which would give rise to any claim by any Person for a brokerage commission, placement agent or finder’s fees or similar payments by SGI relating to this Agreement or the transaction contemplated hereby. Except for such fees arising as a result of any agreement or arrangement entered into by SGI without the knowledge of the Company (a “Buyer’s Fee”), SGI shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 5(f) that may be due in connection with the transaction contemplated hereby. The Company shall indemnify and hold harmless each of SGI, its employees, officers, directors, stockholders, managers, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed or existing fees (other than a Buyer’s Fee, if any).

(g) Note. The Note has not been sold, transferred, assigned, exchanged, pledged, hypothecated or encumbered in any way, whether by the Company or by any other Person. The Company makes this representation and warranty after due inquiry. After due inquiry, the Company and all subsequent transferees have complied at all times in all respects with all securities and other applicable laws in relation with the issuance, holding and transfers of the Note.

(h)  No Affiliate. SGI is not and has never been an affiliate of the Company, as that term is defined in the Securities Act.

(i) Shares Exempt. Subject to the performance by SGI of its obligations under this Agreement and the accuracy of the representations and warranties of SGI, the offering and sale of the Conversion Shares will be exempt from the registration requirements of the Securities Act.

(j) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company’s subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the Company or its operations.

(k) No Additional Consideration. There has been no additional or new consideration received by the Company for the Note. The delivery, surrender, and cancelation of the Debenture, as described herein and in the Forbearance Agreement, constitutes the sole consideration for this Agreement and the resulting exchange of the Debenture for the Note.

(l) Recitals. All of the information, facts and representations set forth in the Recitals section of this Agreement are in all respects true and accurate as of the date hereof and are incorporated as representations and warranties of the Company as if set forth in this Section 5.

(m) Reporting Status. With a view to making available to SGI or its assignees the benefits of Rule 144 or any similar rule or regulation of the SEC that may at any time permit SGI or its assignees to sell securities of the Company to the public without registration, and as a material inducement to SGI’s purchase of the Securities, the Company represents, warrants and covenants to the following:

(i)  The Company’s Common Stock is registered under Section 12(g) of the Exchange Act.

(ii) The Company is not and for at least the last 12 months prior to the date hereof has not been a “shell company,” as defined in paragraph (i)(1)(i) of Rule 144 or Rule 12(b)(2) of the Exchange Act.

(iii) So long as SGI beneficially owns the Note and for at least twenty (20) trading days thereafter, the Company shall file all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act, shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2), is publicly available, and shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

(iv) From the date hereof until the date that is six (6) months after all the Conversion Shares either have been sold by SGI, or may permanently be sold by SGI without any restrictions pursuant to Rule 144 (the “Registration Period”), the Company shall  timely make all filings required to be made by it under the Securities Act, the Exchange Act, Rule 144 or any United States state securities laws and regulations thereof applicable to the Company or by the rules and regulations of the principal trading market and such reports shall conform to the requirement of the applicable laws, regulations and government agencies, and, unless such filing is publicly available on the SEC’s EDGAR system (via the SEC’s web site at no additional charge), the Company shall provide a copy thereof to SGI promptly after such filing. Additionally, within four (4) business days following the date of this Agreement, the Company shall file a current report on Form 8-K describing the terms of the transaction contemplated by the Transaction Documents in the form required by the Exchange Act and approved by SGI and attaching the material transaction documents as exhibits to such filing. The Company further agrees to redact all confidential information from such Form 8-K.

(v) The Company shall furnish to SGI so long as SGI owns any Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit SGI to sell such securities pursuant to Rule 144 without registration.

(n) Issuer Status. During the Registration Period the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

(o) Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the full conversion of the Note, but never less than Five Million (5,000,000) shares (the “Share Reserve”). If at any time the Share Reserve is insufficient to effect the full conversion of the Note, the Company shall immediately increase the Share Reserve accordingly. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Company shall call and hold a special meeting of the shareholders within thirty (30) days of such occurrence, for the sole purpose of increasing such number of authorized shares. The Company’s management shall recommend to the Company’s shareholders to vote in favor of increasing the number of authorized shares of Common Stock. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock. The Company shall use its best efforts to cause such additional shares of Common Stock to be authorized so as to comply with the requirements of this Section 5(o). As of the date hereof, the Company has sufficient authorized and unissued shares to carry out its obligations under this Agreement.

(p) Listings or Quotation. The Common Stock shall be listed or quoted for trading on any of (i) NYSE Amex, (ii) the New York Stock Exchange, (iii) the Nasdaq Global Market, (iv) the Nasdaq Capital Market, (v) the OTC Bulletin Board or (vi) the OTCQX or OTCQB. The Company shall promptly secure the listing of all of the Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or eligible for quotation (subject to official notice of issuance) and shall maintain such listing of all securities from time to time issuable under the terms of this Agreement. The Company will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the principal trading market and/or the Financial Industry Regulatory Authority, Inc. or any successor thereto, as the case may be, applicable to it at least through the date which is sixty (60) days after the date on which the Note has been converted or has been paid in full.

(q) Full Disclosure. The Company shall make full disclosure of all material terms of this Agreement and the Note and, if and when SGI effects conversions pursuant to the terms of the Note, the Common Stock the Company issues to satisfy such conversions.

(r) Acknowledgement of Obligations. The Company hereby acknowledges, confirms and agrees that the obligations of the Company to SGI under the Note and the Forbearance Agreement are unconditionally owing by the Company to SGI without offset, defense or counterclaim of any kind, nature or description whatsoever.

(s) Binding Effect of Documents. The Company hereby acknowledges, confirms and agrees that: (i) each of the Transaction Documents and agreements entered into in connection with the Debenture (including, without limitation, the Securities Purchase Agreement) and the Note to which it is a party has been duly executed and delivered to SGI by the Company, and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of the Company contained in such documents and in this Agreement constitute legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, and the Company has no valid defense to the enforcement of such obligations, and (iii) SGI is and shall be entitled to the rights, remedies and benefits provided for in such documents and applicable law, without setoff, defense or counterclaim of any kind, nature or descriptions whatsoever.

(t) Corporate Existence. So long as any obligations remain outstanding under the Note, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company’s assets or any similar transaction or related transaction (each such transaction, an “Organizational Change”) unless, prior to the consummation of an Organizational Change, the Company obtains the written consent of SGI, such consent not to be unreasonably withheld. In any such case, the Company will make appropriate provision with respect to SGI’s rights and interests to insure that the provisions of this Section 5(t) will thereafter be applicable to the Note.

(u) DWAC Eligibility. For so long as any portion of any of the Note remains outstanding and until all Conversion Shares are delivered to SGI, the Company shall use its best efforts to obtain and maintain DWAC eligibility.

(v) Future Financing Arrangement. The Company will not, during the six (6) months following the date hereof, or until such time as the Note is fully satisfied, enter into any transaction or financing arrangement whereby it will issue, or may become obligated to issue, any additional Common Stock, whether directly or pursuant to conversions or exchanges of other securities of the Company (a “Future Financing Arrangement”), without first offering to SGI a right of first refusal on such Future Financing Arrangement; provided, however, that if the Company is in breach of any of its obligations under this Agreement, then SGI shall have the right, in its sole and absolute discretion, to disallow any Future Financing Arrangement, notwithstanding the right of first refusal.

6.	Releases and Waivers.

(a) Upon the full conversion or full repayment of the Note and delivery of the Common Stock to SGI as set forth in the Note, SGI releases and forever discharges the Company of and from any and all manner of actions, suits, debts, sums of money, contracts, agreements, claims and demands at law or in equity, that SGI had, or may have arising from the Note.

(b) The Company hereby affirms that the obligations under the Note and as set forth herein are valid and binding obligations of the Company, and hereby waives, to the fullest extent allowable under law, any and all defenses that may be available to a debtor under applicable state and federal law including, without limiting the foregoing, any and all defenses available to a debtor or maker under the provisions of the Uniform Commercial Code pertaining to negotiable instruments.

7.	Miscellaneous.

(a) Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois without regard to the principles of conflict of laws. Each party hereto submits to the jurisdiction of any state or federal court sitting in Cook County, Illinois in any proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the proceeding may be heard and determined in any such court and hereby expressly submits to the personal jurisdiction and venue of such court for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address as set forth herein, such service to become effective ten (10) days after such mailing.

(b) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

(e) Entire Agreement, Amendments. This Agreement, together with the Note and the other Transaction Documents, supersedes all other prior oral or written agreements between SGI, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor SGI makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both SGI and the Company.

(f) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. or Canadian certified mail, as the case may be, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company, to:                  Kedem Pharmaceuticals Inc.
Attn: Hassan Salari
885 West Georgia Street, Suite 1500
Vancouver, British Columbia, Canada V6C 3E8
Facsimile: (604) 324-4845

With a copy, which shall not constitute notice, to:

●

If to SGI, to:                               ●

With a copy, which shall not constitute notice, to:

●

Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by SGI hereunder may be assigned by SGI to a third party, including its financing sources, in whole or in part.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights, remedies, obligations or liabilities of any nature whatsoever.

(i) Attorneys’ Fees. If any action at law or in equity is brought by a party to enforce or interpret the terms of this Agreement, the Prevailing Party (as defined hereafter) shall be entitled to reasonable attorneys’ fees, costs and disbursements, in addition to any other relief to which such party may be entitled. “Prevailing Party” shall mean the party in any litigation or enforcement action that prevails in the highest number of final rulings, counts or judgments adjudicated by a court of competent jurisdiction.

(j) Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transaction contemplated hereby.

(k) Ownership Limitation. If at any time after the Closing, SGI shall or would receive shares of the Common Stock in payment of interest or principal under the Note or upon conversion of the Note, so that SGI would, together with other shares of Common Stock held by it or its affiliates, own or beneficially own by virtue of such action or receipt of additional shares of Common Stock a number of shares exceeding 9.99% of the number of shares of the Common Stock outstanding on such date (the “9.99% Cap”), the Company shall not be obligated and shall not issue to SGI shares of the Common Stock which would exceed the 9.99% Cap, but only until such time as the 9.99% Cap would no longer be exceeded by any such receipt of shares of Common Stock by SGI. The foregoing limitations are enforceable, unconditional, and non-waivable.

(l) Specific Performance. The Company and SGI acknowledge and agree that irreparable damage would occur in the event that any provision of this Agreement or any of the other Transaction Documents were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties (including any subsequent holder of the Note) shall be entitled to an injunction or injunctions, without (except as specified below) the necessity to post a bond, to prevent or cure breaches of the provisions of this Agreement or such other Transaction Document and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity; provided, however, that the Company, upon receipt of a Conversion Notice, may not fail or refuse to deliver the stock certificates and the related legal opinions, if any, or if there is a claim for a breach by the Company of any other provision of this Agreement or any of the other Transaction Documents, the Company shall not raise as a legal defense any claim that SGI or anyone associated or affiliated with SGI or its assigns has violated any provision hereof or of any other Transaction Document or has engaged in any violation of law or any other claim or defense, unless the Company has first posted a bond for one hundred fifty percent (150%) of the principal balance of the Note and, if relevant, then obtained a court order specifically directing it not to deliver such stock certificates to SGI. The proceeds of such bond shall be payable to SGI or any other holder of the Note to the extent that SGI or such other holder obtains judgment or its defense is recognized. Such bond shall remain in effect until the completion of the relevant proceeding and, if SGI or the applicable holder appeals therefrom, until all such appeals are exhausted. This provision is deemed incorporated by reference into each of the Transaction Documents as if set forth therein in full.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

Exhibits

Exhibit A – Note
Exhibit B – Secretary’s Certificate

SGI:

●

By:	●, Manager

By:	_________________________________
●, President

THE COMPANY:

KEDEM PHARMACEUTICALS INC.

By:	__________________________________
Hassan Salari, Chief Executive Officer

[Signature Page to Exchange Agreement]

EXHIBIT A

NOTE

EXHIBIT B

SECRETARY’S CERTIFICATE